                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

           -----------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 7, 2002


                              HANOVER DIRECT, INC.
          -------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


                                     1-12082
                       ----------------------------------
                            (COMMISSION FILE NUMBER)

          DELAWARE                                     13-0853260
-----------------------------------           -----------------------------
(STATE OR OTHER JURISDICTION                        (I.R.S. EMPLOYER
      OF INCORPORATION)                          IDENTIFICATION NUMBER)

 115 RIVER ROAD, BUILDING 10
    EDGEWATER, NEW JERSEY                                 07020
-----------------------------------                  --------------
    (ADDRESS OF PRINCIPAL                              (ZIP CODE)
     EXECUTIVE OFFICES)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 863-7300


-------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS.

      On November 7, 2002, Hanover Direct, Inc. (the "Company") issued two press releases announcing that, pursuant to a previously-signed, ordinary course, multi-year strategic alliance with Amazon.com, Amazon.com today began to offer Company merchandise to all its customers through the formal launch of its Apparel & Accessories Store.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

Exhibit 20.1 - Press Release dated November 7, 2002 of the Company.

Exhibit 20.2 - Press Release dated November 7, 2002 of the Company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HANOVER DIRECT, INC.
                                          ------------------------------------
                                                     (Registrant)


November 7, 2002                          By:    /s/ Edward M. Lambert
                                          ------------------------------------
                                          Name:  Edward M. Lambert
                                          Title: Executive Vice President and
                                                 Chief Financial Officer